SCHEDULE 14C

         INFORMATION REQUIRED IN INFORMATION STATEMENT

                   SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[  ]  Preliminary Information Statement  Confidential, for Use of
                                        the Commission Only (as
                                        permitted by Rule
                                        14c-5(d)(2)
[x] Definitive Information Statement


                       BIOENVISION, INC.
           ------------------------------------------
          (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box)

[X]  No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act. Rule 0-11 (set, forth the amount on which the filing fee is calculated and state how it was determined)

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:


                           Copies to:

                   Andrew J. Cosentino, Esq.
               Piper Marbury Rudnick & Wolfe LLP
                  1251 Avenue of the Americas
                 New York, New York  10020-1104
                    Telephone:(212) 835-6000
                    Facsimile:(212) 835-6001

                       BIOENVISION, INC.
                ONE ROCKEFELLER PLAZA, SUITE 1600
                    NEW YORK, NEW YORK  10020

Dear Fellow Shareholder:

    The purpose of this information statement is to inform you that on March 12, 2002, the Board of Directors of Bioenvision, Inc. (the "Company") approved, and recommended that the Company's Certificate of Incorporation be amended to include, the following (the "Charter Amendment"):

    1. To increase the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 25,000,000 shares to 50,000,000 shares; and

    2. To authorize 10,000,000 shares of preferred stock, par value $.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time.

    In addition, on March 12, 2002, the Board of Directors of the Company approved, and recommended that the Company's By-Laws be amended to include, the following (the "By-Laws Amendment", and together with the Charter Amendment, the "Amendments"):

    The number of directors serving on the Board of Directors shall be established from time to time by the Board of Directors, provided that the number shall not be less than three (3) nor more than twelve (12).

    As of March 12, 2002, the holders of approximately 63.8% of the outstanding shares of Common Stock executed a written consent adopting and approving the Amendments. Pursuant to the provisions of the Delaware General Corporation Law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendments by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of the Company. This written consent assures that the Amendments will occur without your vote. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on March 26, 2002, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

              WE ARE NOT ASKING YOU FOR A PROXY AND
            YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The date of this information statement is April 10, 2002.
This information statement was mailed on or about April 10, 2002.

                                Sincerely,


                                /s/  Christopher B. Wood, M.D.
                                Christopher B. Wood, M.D.
                                Chief Executive Officer

    TABLE OF CONTENTS TO SCHEDULE 14C INFORMATION STATEMENT

                                                         Page

     INTRODUCTION . . . . . . . . . . . . . . . . . . . . .1

     QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS . . . . . .2

     AMENDMENT TO THE CERTIFICATE OF INCORPORATION
     Proposals and Board Recommendation . . . . . . . . . .3

     AMENDMENT TO THE BY-LAWS
     Proposals and Board Recommendation . . . . . . . . . .5

     DESCRIPTION OF SECURITIES. . . . . . . . . . . . . . .7
               Description of Common Stock. . . . . . . . .7
               Description of Preferred Stock . . . . . . .7

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
     MANAGEMENT . . . . . . . . . . . . . . . . . . . . . .8

     ANNEX A   Form of Certificate of Amendment to
     Certificate of Incorporation . . . . . . . . . . . .A-1

     ANNEX B   Form of Amendment to By-Laws . . . . . . .B-1

                          INTRODUCTION

    On March 12, 2002, the Board of Directors of Bioenvision,
Inc. (the "Company") approved, and recommended that the Company's
Certificate of Incorporation be amended to include, the following
(the "Charter Amendment"):

     1. To increase the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 25,000,000 shares to 50,000,000 shares; and

     2. To authorize 10,000,000 shares of preferred stock, par value $.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time in a certificate of designations which the Board of Directors shall have authority to file from time to time as required by law.

     As of March 12, 2002, the holders of approximately 63.8% of the outstanding shares of Common Stock executed a written consent adopting the Charter Amendment. As of the close of business on March 12, 2002, Company records indicated that 16,687,786 shares of its Common Stock were issued and outstanding.

     On March 12, 2002, the Board of Directors of the Company approved, and recommended that the Company's By-Laws, which presently limits the number of directors on the Board to three
(3), be amended to include a provision to allow the number of directors serving on the Board of Directors to be established from time to time by the Board of Directors, without the need to obtain the approval of the Stockholders, provided that such number shall not be less than three (3) nor more than twelve (12) (the "By-Laws Amendment", and together with the Charter Amendment, the "Amendments").

     As of March 12, 2002, the holders of approximately 63.8% of the outstanding shares of Common Stock executed a written consent adopting the By-Laws Amendment.

     This information statement is being mailed on or about April 10, 2002 to holders of record of Common Stock at the close of business on March 26, 2002, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C promulgated thereunder. Pursuant to federal securities laws, the Amendments will not be effective until twenty (20) days following the mailing of this information statement or shortly thereafter.



             WE ARE NOT ASKING YOU FOR A PROXY AND
           YOU ARE REQUESTED NOT TO SEND US A PROXY.

          QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

     Q.   Why did I receive this Information Statement?

     A. Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

     Q.   What will I receive if the Amendments are completed?

     A. Nothing. The Amendments will only modify the Certificate of Incorporation and the By-Laws.

     Q.   When do you expect the Amendments to become effective?

     A. The Charter Amendment will become effective upon the filing of the Charter Amendment with the Delaware Secretary of State. The By-Laws Amendment will become effective twenty (20) days following the mailing of this information statement. Copies of the Form of Charter Amendment and the Form of By-Laws Amendment are attached to this information statement as Annex A and Annex B, respectively. We expect to file the Charter Amendment with the Delaware Secretary of State at least 20 days after this information statement has been sent to you.

     Q.   Why am I not being asked to vote?

     A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

     Q.   What do I need to do now?

     A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

     Q.   Whom can I call with questions?

     A. If you have any questions about the Amendments, please contact Jeffrey Davis at (212) 554-4158.

          For more detailed information about the Company, including financial statements, you may refer to the Company's Form 10K-SB/A, filed with the SEC on January 24, 2002, or the Company's Forms 10-QSB filed with the SEC on December 5, 2001 and February 14, 2002. These documents are available on the SEC's EDGAR database at www.sec.gov or can be requested without cost by calling Jeffrey Davis at (212) 554-4158.

         AMENDMENT TO THE CERTIFICATE OF INCORPORATION
               Proposals and Board Recommendation

    On March 12, 2002, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve, the Charter Amendment. The Charter Amendment is reflected in the Form of Certificate of Amendment to Certificate of Incorporation (the "Form of Charter Amendment") which is attached hereto as Annex A, and incorporated herein by reference. The authorization of additional shares of Common Stock and Preferred Stock will allow the Company to proceed with potential equity financings which are under negotiation as of the date hereof. At this stage of negotiation, the Company does not know
(i) whether such equity financings may require the issuance of Common Stock, Preferred Stock or both or (ii) the aggregate number of shares such equity financings may require. In addition, the authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future. As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it is seeking to authorize. The Company has no understandings or agreements at this time with regard to any acquisitions.

    (A) Increase in Authorized Common Stock of the Company. The Company's Certificate of Incorporation currently authorizes the Company to issue up to 25,000,000 shares of Common Stock. As of March 12, 2002, Company records indicate that the Company had issued and outstanding 16,687,786 shares of Common Stock. Of the remaining authorized shares of Common Stock, (i) 2,200,000 shares are reserved for issuance upon the exercise of outstanding options issued to certain officers of the Company, (ii) 2,904,544 shares are reserved for issuance upon exercise of outstanding options issued to persons other than officers of the Company and
(iii) 1,600,000 shares are reserved for issuance upon the exercise of outstanding warrants. As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been severely diminished. The proposed increase of authorized shares will increase the total number of shares of unissued and unreserved authorized shares of Common Stock from 1,607,670 shares to 26,607,670 shares, an increase which the Board of Directors believes will improve the Company's flexibility to take such actions.

   (B) Authorization of "Blank Check" Preferred Stock. The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. Upon the effectiveness of the Charter Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 10,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof, when required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock. The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

     Rights and Preferences With Respect to Common Stock. If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock. For example, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution. In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action. Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

     Approval by Stockholders. As of March 12, 2002, the Company had 16,687,786 shares of its Common Stock issued and outstanding. As of this same date, stockholders representing 10,646,948 shares of Common Stock, or approximately 63.8% of the issued and outstanding shares of Common Stock, approved the proposals to amend the Company's Certificate of Incorporation to: (i) increase the number of authorized shares of Common Stock of the Company to 50,000,000 shares from 25,000,000 shares; and (ii) authorize a class of blank check Preferred Stock, par value $.001, of the Company, consisting of 10,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time. The full text of the Charter Amendment is reflected in the Form of Charter Amendment which is attached as Annex A of this information statement. Pursuant to the provisions of Delaware law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action; that is, approximately April 30, 2002. This notice, which is being sent to all holders of record on March 26, 2002, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

     Possible Anti-Takeover Effect. In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

     The Company anticipates that the Charter Amendment will be effective 20 days after the mailing of this Information
Statement; that is, it will be effective on approximately April
30, 2002 or shortly thereafter.


THE CHARTER AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE
CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE
INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY
REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.


                    AMENDMENT TO THE BY-LAWS
               Proposals and Board Recommendation

     On March 12, 2002, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve, the By-Laws Amendment. The By-Laws Amendment is reflected in the Form of Amendment to By-Laws (the "Form of By-Laws Amendment") which is attached hereto as Annex B, and incorporated herein by reference.

     Prior to the By-Laws Amendment, the By-Laws limited the number of directors on the Board of Directors to three (3) and the Board of Directors consisted of three (3) directors. Such limitation has prevented the Company from offering new investors an opportunity to serve as members of the Board of Directors without the prior resignation from the Board of Directors of its preexisting members or amendment to the By-Laws by the Company's stockholders.

     The Board of Directors determined that it is in the best interest of the Company to provide the Board of Directors with the ability to increase the number of directors in its sole discretion, without the need to seek stockholder approval, since the Company may be obligated to do so in connection with potential financings, joint ventures or other arrangements in a competitive environment. In addition, the Company may desire to appoint to the Board of Directors individuals with certain specialized experience whose expertise may allow the Board of Directors to better manage the Company. As of the date hereof, neither the Board of Directors nor the Company has approved the addition to the Board of Directors of any specific individuals. However, under the terms of the recently completed acquisition of Pathagon Inc., the former stockholders of Pathagon Inc. are entitled to nominate an individual to fill a vacancy on the Company's Board of Directors once the number of directors constituting the Company's Board of Directors is increased from its current number of three directors, and the Company has agreed that its Board of Directors would fill the vacancy with that individual The identity of that individual has not yet been furnished to the Company. In addition, Mr. Stuart Smith was a director of the Company until he resigned on February 1, 2002 in order to create a vacancy on the Company's Board of Directors which was filled by an individual proposed by the former stockholders of Pathagon Inc., Mr. Jeffrey Davis. The Company has previously disclosed that Mr. Smith may be elected to fill a vacancy on the Company's Board of Directors and rejoin the Board of Directors once the number of directors constituting the Company's Board of Directors is increased from three directors, but Mr. Smith has not yet consented to do so and the Board has not yet formally considered who will be elected to fill any vacancy.

     Approval by Stockholders. As of March 12, 2002, the Company had 16,687,786 shares of its Common Stock issued and outstanding. As of this same date, stockholders representing 10,646,948 shares of Common Stock, or approximately 63.8% of the issued and outstanding shares of Common Stock, approved the By-Laws Amendment. Pursuant to the provisions of Delaware law and the Company's By-Laws, the holders of at least a majority of the outstanding voting shares are permitted to approve the By-Laws Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act, an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on March 26, 2002, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

     Possible Anti-Takeover Effect. In addition to providing the Board of Directors with the ability to allow, from time to time, new investors an opportunity to designate members of the Board of Directors, the By-Laws Amendment may also allow the Board of Directors the ability to dilute the control or influence that certain members of the Board of Directors may obtain by adding additional members of whom it approves.

     The Company anticipates that the By-Laws Amendment will be effective 20 days after the mailing of this Information
Statement, April 30, 2002 or shortly thereafter.

THE BY-LAWS AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE
BY-LAWS AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE
INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY
REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A
PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO
INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS
COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE
AMENDMENTS AND THE BACKGROUND OF THESE TRANSACTIONS.


                   DESCRIPTION OF SECURITIES

Description of Common Stock

     Number of Authorized and Outstanding Shares. After adoption of the Charter Amendment, the Company's Certificate of Incorporation will authorize the issuance of 50,000,000 shares of Common Stock, $.001 par value per share, of which 16,687,786 shares were outstanding on March 12, 2002. All of the outstanding shares of Common Stock are fully paid and non-assessable.

     Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

     Other. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

     Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is Liberty Transfer Company, 274B New York Avenue, Huntington, New York 11743, Attention: Ms. Lisa Conger.


Description of Preferred Stock

     Number of Authorized Shares. After adoption of the Charter Amendment, the Company's Certificate of Incorporation will authorize the issuance of up to 10,000,000 shares of preferred stock, par value $.00l per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. Shares of Preferred Stock will be registered on the books of the Company. The Company currently anticipates that the Preferred Stock will not be registered with the SEC pursuant to the Exchange Act. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.


 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock, as of March 12, 2002, by (i) each person who is known by the Company to beneficially own 5% or more of the Common Stock, (ii) each director of the Company, (iii) each person listed on the Summary Compensation Table set forth in Item 10 of the Company's Form 10-KSB/A filed on January 24, 2002 and (iv) all directors and executive officers of the Company as a group.

NAME                            BENEFICIAL     CURRENT PERCENTAGE
                            OWNERSHIP OF STOCK    OF CLASS (1)

Christopher B. Wood (2)           3,957,342          20.01%

Kevin Leech (3)                   1,900,000          11.05%

Lifescience Ventures Limited (4)    887,500           5.32%

David Chester (5)                   887,500           5.32%

Bioaccelerate, Inc. (6)           2,181,816          12.03%

Stuart Smith (7)                    840,895           4.89%

Thomas Nelson (8)                   287,523           1.71%

SCO Capital Partners LLC (9)      6,721,613          36.75%

Jeffrey Davis (10)                  499,243           2.99%


All Executive Officers and
Directors as a group
(four persons) (11)               5,585,003          28.03%
----------------

(1) Based on a total of 16,687,786 shares of Common Stock outstanding as of March 12, 2002.

(2)  Includes 318,750 shares of Common Stock owned by Julie Wood,
     Dr. Wood's spouse, as to which Dr. Wood disclaims any beneficial interest, and 1,500,000 options which are exercisable at $1.25 for three years from April 30, 2001.

(3) These shares are owned of record by Phoenix Ventures Limited, a Channel Islands (Jersey) corporation ("Phoenix"), which, to the Company's knowledge, is wholly-owned by Kevin Leech. These shares include 500,000 options which are exercisable at $1.00 per share for the benefit of Phoenix.

(4) Lifescience Ventures is a Gibraltar limited company owned of record by a Gibraltar trust. Lee J. Cole, in his capacity as the trustee of the trust, has investment power and voting power with respect to these shares, but disclaims any beneficial ownership thereof.

(5) These shares are owned of record by General Capital Limited, a Bermuda corporation which, to the Company's knowledge, is wholly-owned by David Chester, a private investor.

(6) Bioaccelerate, Inc. is a BVI corporation, owned of record by several private investors and includes options to acquire 1,454,544 shares of the Common Stock which are exercisable at $1.25 per share for three years from April 30, 2001. Barbara Platts, in her capacity as Managing Director of Bioaccelerate, Inc., has investment power and voting power with respect to these shares, but disclaims any beneficial ownership thereof.

(7)  Includes options to acquire 500,000 shares of the Common
     Stock which are exercisable at $1.25 per share for three years from April 30, 2001.

(8)  Includes options to acquire 100,000 shares of the Common
     Stock which are exercisable at $1.25 per share for three years from April 30, 2001.

(9) Includes a warrant to purchase 1,500,000 shares of Common Stock exercisable at $1.25 per share for five years from November 16, 2001 and a warrant to purchase 100,000 shares of Common Stock exercisable at $1.25 per share for five years from November 16, 2001. Steven H. Rouhandeh, in his capacity as President of SCO Capital Partners LLC, has investment power and voting power with respect to these shares, but disclaims any beneficial ownership thereof.

(10) Mr. Davis is the President of SCO Financial Group LLC, an affiliate of SCO Capital Partners LLC. Mr. Davis disclaims beneficial ownership of all shares of Common Stock deemed beneficially owned by SCO Capital Partners LLC.

(11) Includes shares of Common Stock owned by Christopher B. Wood, Stuart Smith, Thomas Nelson and Jeffrey Davis. Also includes (a) 318,750 shares of Common Stock owned by Julie Wood, Dr. Wood's spouse, as to which Dr. Wood disclaims any beneficial interest, (b) Christopher Wood's options to acquire 1,500,000 shares of Common Stock, (c) Stuart Smith's options to acquire 500,000 shares of Common Stock and (d) Thomas Nelson's options to acquire 100,000 shares of Common Stock.


                            ANNEX A

                   CERTIFICATE OF AMENDMENT
                               TO
                  CERTIFICATE OF INCORPORATION
                               OF
                       BIOENVISION, INC.

     BIOENVISION, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVED, that the Certificate of Incorporation be amended by changing the article thereof numbered "FOURTH" so that, as amended, said article shall be and read as follows:

          "FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 60,000,000 shares consisting of: (1) 50,000,000 shares of Common Stock, par value $0.00l per share and (2) 10,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock shall be issuable in one or more series with such powers, designations, preferences, rights, qualifications, limitations or restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of
          Section 151 of the General Corporation Law of the State of Delaware, the board shall have the express authority to execute, acknowledge and file a certificate of designations, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock."

    SECOND: That said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General
Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its Chief Executive Officer this April __, 2002.



                                 Christopher B. Wood, M.D.
                                 Chief Executive Officer

                            ANNEX B

                           AMENDMENT
                               TO
                            BY-LAWS
                               OF
                        BIOENVISION, INC.

     BIOENVISION, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

        RESOLVED, that the By-Laws be amended by changing
        Section 1 of Article IV thereof so that, as amended, such
        Section 1 shall be and read as follows:

          Section 1. The business and affairs of the corporation shall be managed by, or under the direction of, its Board of Directors consisting of such number of directors as shall be established from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, provided that the number shall not be less than three (3) nor more than twelve (12). A director shall hold office until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to his prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
          Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. The directors need not be residents of this state or stockholders in the corporation.

     SECOND: That said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General
Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the General
Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Amendment to By-Laws to be signed by its Chief Executive Officer this April __, 2002.



                                      Christopher B. Wood, M.D.
                                      Chief Executive Officer